UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2015 (September 30, 2015)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2015, Inland Real Estate Income Trust, Inc. (referred to herein as “us”, “we”, “our” or the “Company”) entered into a credit agreement (the “Credit Agreement”) with KeyBank National Association, individually and as administrative agent (“KeyBank”), KeyBanc Capital Markets Inc., as lead arranger, and other lenders from time to time parties to the Credit Agreement (collectively with KeyBank, the “Lenders”) for a $100 million revolving credit facility (the “Revolving Credit Facility”). The Revolving Credit Facility includes a sublimit of $25 million for swingline loans and a sublimit of $25 million for letters of credit. The Credit Agreement provides the Company with the ability from time to time to increase the size of the Revolving Credit Facility up to a total of $400 million, subject to certain conditions. The proceeds of the Revolving Credit Facility may be used by the Company for general corporate purposes of the Company and its subsidiaries, including repayment of indebtedness, property acquisitions, capital expenditures, development, redevelopment, capital reserves and working capital. The Company’s performance of the obligations under the Credit Agreement, including the payment of any outstanding indebtedness, is secured by a minimum pool of five unencumbered properties with an unencumbered pool value of $100 million or above and by a guaranty by certain subsidiaries of the Company (the “Guarantors”).

The Revolving Credit Facility matures on September 30, 2019, and the Company has the option to extend the maturity date for a period of one additional year subject to the payment of an extension fee and certain other conditions. Initially, the Company may borrow at rates equal to (i) the LIBOR base rate plus a margin ranging from 140 basis points to 225 basis points, depending on the Company’s leverage ratio or (ii) the alternate base rate plus a margin ranging from 40 basis points to 125 basis points, depending on the Company’s leverage ratio. LIBOR rate interest periods will be one, two, three or six months, as selected by the Company. Effective as of the date on which the Company receives a rating of BBB- or better from Standard & Poor’s Ratings Group or a rating of Baa3 or better from Moody’s Investors Service, Inc. or any date thereafter on which the Company maintains such rating, the Company may elect on a one-time basis that the interest rate be determined based on the Company’s credit rating rather than its leverage ratio (the “Ratings Based Pricing Election”). After making the Ratings Based Pricing Election, the applicable margin that will be added either to the alternate base rate or LIBOR base rate to determine the rate on amounts outstanding under the Revolving Credit Facility will be based on the Company’s then current credit rating. The Company currently has $100,000,000 outstanding under the Revolving Credit Facility.

Until the Company makes the Ratings Based Pricing Election, the Company must pay to the Lenders an unused fee based on (i) an annual rate of 0.25% at such time as less than 50% of the Revolving Credit Facility is being used or (ii) an annual rate of 0.15% at such time as 50% or more of the Revolving Credit Facility is being used (the “Unused Fee”). After the Company makes the Ratings Based Pricing Election, the Unused Fee no longer accrues and the Company must instead pay to the Lenders an annual facility fee that equals the amount of the Lenders’ total commitment under the Revolving Credit Facility multiplied by 0.125% to 0.30%, depending upon the Company’s credit rating. Upon the issuance of each letter of credit under the Revolving Credit Facility, the Company must also pay KeyBank an issuance fee equal to 0.125% of the face amount of the letter of credit. The Company must thereafter pay a facility letter of credit fee on each outstanding letter of credit equal to the face amount of the letter of credit multiplied by the applicable LIBOR margin. Such fees, other than the fronting fee, are payable quarterly in arrears.

The Company will be required to pay interest only, on a monthly basis in arrears during the term of the Revolving Credit Facility, with all outstanding principal and unpaid interest due upon termination of the Revolving Credit Facility. The Company may prepay the Revolving Credit Facility, in whole or in part in an amount not less than $1 million, at any time without fees or penalty, provided that any LIBOR borrowing prepaid on any day other than the last day of the applicable interest period is subject to the Company indemnifying each Lender for any loss or cost incurred by it resulting therefrom. The Revolving Credit Facility also requires the maintenance of certain financial covenants.

The Revolving Credit Facility provides for several customary events of default, including, among other things: (i) the Company’s failure to pay principal when due, (ii) the Company’s failure to pay interest or fees within five business days after due, (iii) the breach of certain covenants, (iv) the breach of any representation or warranty made or deemed made by or on behalf of the Company or any of its subsidiaries under or in connection with the Credit Agreement after the applicable cure period, (v) the breach of the terms of the Credit Agreement which is not remedied within the cure period, (vi) the institution of any proceeding seeking an order for relief under the Federal bankruptcy laws or seeking to adjudicate the Company or any Guarantor as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of the Company’s or any Guarantor’s debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, and (vii) an unapproved change in control of the Company. Upon the occurrence of an event of default, all amounts owed by the Company under the Revolving Credit Facility may be declared or may become immediately due and payable.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the Credit Agreement, which is attached to this Current Report as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On the date indicated below, the Company indirectly acquired interests in the following group of retail properties (dollars in millions, except for per square foot amounts):

Property Name	Date Acquired	Total Square Feet	Approx. Purchase Price Paid at Closing	Cap Rate (1)	Approx. Annualized Base Rent (2)	Weighted Average Annualized Base Rent per Square Foot (2)	Weighted Average Remain- ing Lease Term in Years (3)	Financial Occu- pancy (4)	Phy- sical Occu- pancy (5)	Tenants (6)	Competing Shopping Centers (7)

Settlers Ridge – Pittsburgh, PA	10/1/2015	472,572	$139.2	6.06%	$8.7	$18.80	10 years	98.5%	98.5%	Giant Eagle, Cinemark	1, 1

Milford Marketplace – Milford, CT	10/1/2015	112,257	$34.1	6.21%	$3.4	$30.27	6 years	100.0%	100.0%	Whole Foods	3, 5

(1)	We determine capitalization rate, or “cap rate,” by dividing the property’s annualized net operating income (“NOI”), existing at the date of acquisition, by the contract purchase price of the property paid at the date of acquisition. NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies.
(2)	Annualized base rent is calculated by annualizing the current, in-place monthly base rent for leases, including any tenant concessions, such as rent abatement or allowances, that may have been granted. Annualized base rent is as of the date of acquisition.
(3)	This represents the weighted average remaining lease term as of the date of acquisition.
(4)	As used herein, Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased. Financial Occupancy is as of the date of acquisition.
(5)	Physical Occupancy is as of the date of acquisition.
(6)	Only tenants occupying greater than 10% of the leasable area of the property are listed.
(7)	Number of competing shopping centers located within approximately three and five miles of the property, respectively.

Settlers Ridge. On October 1, 2015, we acquired all of the general partner and limited partner interests in limited partnerships that collectively own a fee simple interest in a 472,572 square foot retail center known as Settlers Ridge, located in Pittsburgh, Pennsylvania. We acquired the partnership interests from CBL/Settlers Ridge GP, LLC, CBL/Settlers Ridge LP, LLC, Settlers Ridge Management GP, LLC, and Settlers Ridge Management LP, LLC, unaffiliated parties, for approximately $139.2 million in cash, plus closing costs. We funded approximately 28% of the purchase price from proceeds from our offering and the remaining approximately 72% was from proceeds from our Revolving Credit Facility. We expect to pay our business manager an acquisition fee equal to 1.5% of the contract purchase price, or approximately $2.1 million.

The property was constructed from 2008 through 2011. As of October 1, 2015, Settlers Ridge was 98.5% occupied and leased to 43 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately 10 years. There are two tenants occupying greater than 10% of the total gross leasable area of the property. Giant Eagle, an operator of supermarkets in Pennsylvania, Ohio, West Virginia and Maryland, leases 129,340 square feet, or approximately 27.4% of the total gross leasable area of the property, and pays annual base rent of approximately $1,805,000, or approximately 20.6% of total annual base rent of the property based on leases in place as of October 1, 2015. The Giant Eagle lease expires on December 31, 2039, subject to 13 renewal options of five years each with escalating rents. Cinemark, a movie theatre chain, leases 53,236 square feet, or approximately 11.3% of the total gross leasable area of the property, and pays annual base rent of approximately $1,291,000, or approximately 14.8% of total annual base rent of the property based on leases in place as of October 1, 2015. The Cinemark lease expires on October 31, 2024, subject to two renewal options of five years each and one renewal option of four years with escalating rents. The other tenants leasing at least 10,000 square feet are LA Fitness, Barnes & Noble, REI, Ross, Michael’s, Pet Supplies Plus, ULTA, Shoe Carnival and Cadillac Ranch.

The following table lists, on an aggregate basis, all of the scheduled lease expirations occurring during the years ending December 31, 2015 through 2024 and the approximate rentable square feet represented by the applicable lease expirations at the property as of October 1, 2015.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2015	1	1,600	44,800	0.5%
2016	1	1,418	38,995	0.4%
2017	2	6,418	188,310	2.1%
2018	-	-	-	- %
2019	4	10,561	321,954	3.7%
2020	16	96,429	1,970,977	23.2%
2021	8	66,386	1,281,257	19.5%
2022	3	33,153	462,732	8.8%
2023	1	1,471	48,469	1.0%
2024	4	74,785	1,923,336	40.3%

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2014	98.5%	$18.62
2013	99.6%	$18.28
2012	99.3%	$18.18
2011	97.3%	$18.17
2010	96.4%	$18.44

We believe that the property is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements in the foreseeable future. As of October 1, 2015, there was one competitive shopping center located within approximately three and five miles of the property. As of October 1, 2015, within a five mile radius of the property the population was over 96,700 and the average household income within the same radius was over $76,000.

Real estate taxes assessed for the fiscal year ended December 31, 2014, were approximately $1,435,800. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by an average tax rate of 2.42%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 5 to 20 years, respectively.

Milford Marketplace. On October 1, 2015, we, through a wholly owned subsidiary, acquired a ground lease interest in a 112,257 square foot retail center known as Milford Marketplace, located in Milford, Connecticut. We purchased the ground lease interest from O’Connor/Realvest Milford LLC, an unaffiliated third party, for approximately $34.1 million in cash, plus closing costs. We funded 100% of the purchase price with proceeds from our offering, and we expect to pay our business manager an acquisition fee equal to 1.5% of the contract purchase price, or approximately $510,000.

The property was constructed in 2007. As of October 1, 2015, Milford Marketplace was 100% occupied and leased to 21 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately six years. There is one tenant occupying greater than 10% of the total gross leasable area of the property. Whole Foods, a national supermarket chain specializing in organic food, leases 30,162 square feet, or approximately 26.9% of the total gross leasable area of the property, and pays annual base rent of approximately $695,200 or approximately 20.5% of total annual base rent of the property based on leases in place as of October 1, 2015. The Whole Foods lease expires on November 30, 2024, subject to eight renewal options of five years each with escalating rents.

The following table lists, on an aggregate basis, all of the scheduled lease expirations occurring during the years ending December 31, 2015 through 2024 and the approximate rentable square feet represented by the applicable lease expirations at the property as of October 1, 2015.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(1)
2015	-	-	-	-%
2016	1	2,750	75,906	2.0%
2017	2	12,000	372,000	10.0%
2018	8	31,650	1,042,950	31.0%
2019	3	11,850	404,250	16.3%
2020	2	4,295	163,932	7.9%
2021	1	5,210	135,095	7.8%
2022	-	-	-	- %
2023	2	7,940	286,265	17.5%
2024	1	30,162	740,511	69.2%

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2014	100%	$30.23
2013	100%	$29.00
2012	100%	$28.27
2011	97.6%	$28.23
2010	90.5%	$28.47

We believe that the property is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements in the foreseeable future. As of October 1, 2015, there were three and five competitive shopping centers located within approximately three and five miles of the property, respectively. As of October 1, 2015, within a five mile radius of the property the population was over 128,600 and the average household income within the same radius was over $91,000.

Real estate taxes assessed for the fiscal year ended December 31, 2014, were approximately $642,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by an average tax rate of 2.72%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 5 to 20 years, respectively.

The information set forth above in this Item 2.01 does not purport to be complete in scope and is qualified in its entirety by the full text of the purchase agreement and related documents attached to this Current Report as Exhibits 10.2–10.15, which are incorporated into this Item 2.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Credit Agreement included in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements for the properties described above will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(b) Pro forma financial information.

The required pro forma financial information for the properties described above will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(d) Exhibits.

10.1	Credit Agreement, dated as of September 30, 2015, by and among Inland Real Estate Income Trust, Inc., as borrower, KeyBank National Association, individually and as administrative agent, KeyBanc Capital Markets Inc., as lead arranger, and other lender parties thereto

10.2	Purchase and Sale Agreement and Escrow Instructions, dated August 21, 2015, by and among CBL/Settlers Ridge GP, LLC, CBL/Settlers Ridge LP, LLC, Settlers Ridge Management GP, LLC, Settlers Ridge Management LP, LLC, O’Connor/Realvest Milford LLC and Inland Real Estate Acquisitions, Inc.

10.3	First Amendment to Purchase and Sale Agreement and Escrow Instructions, dated September 16, 2015, by and among CBL/Settlers Ridge GP, LLC, CBL/Settlers Ridge LP, LLC, Settlers Ridge Management GP, LLC, Settlers Ridge Management LP, LLC, O’Connor/Realvest Milford LLC and Inland Real Estate Acquisitions, Inc.

10.4	Second Amendment to Purchase and Sale Agreement and Escrow Instructions, dated September 18, 2015, by and among CBL/Settlers Ridge GP, LLC, CBL/Settlers Ridge LP, LLC, Settlers Ridge Management GP, LLC, Settlers Ridge Management LP, LLC, O’Connor/Realvest Milford LLC and Inland Real Estate Acquisitions, Inc.

10.5	Third Amendment to Purchase and Sale Agreement and Escrow Instructions, dated September 21, 2015, by and among CBL/Settlers Ridge GP, LLC, CBL/Settlers Ridge LP, LLC, Settlers Ridge Management GP, LLC, Settlers Ridge Management LP, LLC, O’Connor/Realvest Milford LLC and Inland Real Estate Acquisitions, Inc.

10.6	Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions (Settlers Ridge), dated October 1, 2015, by and between Inland Real Estate Acquisitions, Inc. and Inland Real Estate Income Trust, Inc.

10.7	Assignment of Partnership Interest, dated October 1, 2015, by and between Inland Real Estate Income Trust, Inc. and CBL/Settlers Ridge GP, LLC

10.8	Assignment of Partnership Interest, dated October 1, 2015, by and between Inland Real Estate Income Trust, Inc. and CBL/Settlers Ridge LP, LLC

10.9	Assignment of Partnership Interest, dated October 1, 2015, by and between Inland Real Estate Income Trust, Inc. and Settlers Ridge Management GP, LLC

10.10	Assignment of Partnership Interest, dated October 1, 2015, by and between Inland Real Estate Income Trust, Inc. and Settlers Ridge Management LP, LLC

10.11	Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions (Milford Marketplace), dated October 1, 2015, by and between Inland Real Estate Acquisitions, Inc. and IREIT Milford Marketplace, L.L.C.

10.12	Ground Lease Assignment Agreement, dated October 1, 2015, by and between IREIT Milford Marketplace, L.L.C. and O'Connor/Realvest Milford LLC

10.13	Agreement Regarding Ground Lease Assignment, dated October 1, 2015, by and between IREIT Milford Marketplace, L.L.C. and O'Connor/Realvest Milford LLC

10.14	Milford Assignment and Assumption Agreement, dated October 1, 2015, by and between IREIT Milford Marketplace, L.L.C. and O'Connor/Realvest Milford LLC

10.15	Holdback Escrow Agreement, dated October 1, 2015, by and among Chicago Title and Trust Company, CBL/Settlers Ridge GP, LLC, CBL/Settlers Ridge LP, LLC, Settlers Ridge Management GP, LLC, Settlers Ridge Management LP, LLC, O’Connor/Realvest Milford LLC, Inland Real Estate Income Trust, Inc. and IREIT Milford Marketplace, L.L.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	October 6, 2015	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Credit Agreement, dated as of September 30, 2015, by and among Inland Real Estate Income Trust, Inc., as borrower, KeyBank National Association, individually and as administrative agent, KeyBanc Capital Markets Inc., as lead arranger, and other lender parties thereto

10.2	Purchase and Sale Agreement and Escrow Instructions, dated August 21, 2015, by and among CBL/Settlers Ridge GP, LLC, CBL/Settlers Ridge LP, LLC, Settlers Ridge Management GP, LLC, Settlers Ridge Management LP, LLC, O’Connor/Realvest Milford LLC and Inland Real Estate Acquisitions, Inc.

10.3	First Amendment to Purchase and Sale Agreement and Escrow Instructions, dated September 16, 2015, by and among CBL/Settlers Ridge GP, LLC, CBL/Settlers Ridge LP, LLC, Settlers Ridge Management GP, LLC, Settlers Ridge Management LP, LLC, O’Connor/Realvest Milford LLC and Inland Real Estate Acquisitions, Inc.

10.4	Second Amendment to Purchase and Sale Agreement and Escrow Instructions, dated September 18, 2015, by and among CBL/Settlers Ridge GP, LLC, CBL/Settlers Ridge LP, LLC, Settlers Ridge Management GP, LLC, Settlers Ridge Management LP, LLC, O’Connor/Realvest Milford LLC and Inland Real Estate Acquisitions, Inc.

10.5	Third Amendment to Purchase and Sale Agreement and Escrow Instructions, dated September 21, 2015, by and among CBL/Settlers Ridge GP, LLC, CBL/Settlers Ridge LP, LLC, Settlers Ridge Management GP, LLC, Settlers Ridge Management LP, LLC, O’Connor/Realvest Milford LLC and Inland Real Estate Acquisitions, Inc.

10.6	Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions (Settlers Ridge), dated October 1, 2015, by and between Inland Real Estate Acquisitions, Inc. and Inland Real Estate Income Trust, Inc.

10.7	Assignment of Partnership Interest, dated October 1, 2015, by and between Inland Real Estate Income Trust, Inc. and CBL/Settlers Ridge GP, LLC

10.8	Assignment of Partnership Interest, dated October 1, 2015, by and between Inland Real Estate Income Trust, Inc. and CBL/Settlers Ridge LP, LLC

10.9	Assignment of Partnership Interest, dated October 1, 2015, by and between Inland Real Estate Income Trust, Inc. and Settlers Ridge Management GP, LLC

10.10	Assignment of Partnership Interest, dated October 1, 2015, by and between Inland Real Estate Income Trust, Inc. and Settlers Ridge Management LP, LLC

10.11	Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions (Milford Marketplace), dated October 1, 2015, by and between Inland Real Estate Acquisitions, Inc. and IREIT Milford Marketplace, L.L.C.

10.12	Ground Lease Assignment Agreement, dated October 1, 2015, by and between IREIT Milford Marketplace, L.L.C. and O'Connor/Realvest Milford LLC

10.13	Agreement Regarding Ground Lease Assignment, dated October 1, 2015, by and between IREIT Milford Marketplace, L.L.C. and O'Connor/Realvest Milford LLC

10.14	Milford Assignment and Assumption Agreement, dated October 1, 2015, by and between IREIT Milford Marketplace, L.L.C. and O'Connor/Realvest Milford LLC

10.15	Holdback Escrow Agreement, dated October 1, 2015, by and among Chicago Title and Trust Company, CBL/Settlers Ridge GP, LLC, CBL/Settlers Ridge LP, LLC, Settlers Ridge Management GP, LLC, Settlers Ridge Management LP, LLC, O’Connor/Realvest Milford LLC, Inland Real Estate Income Trust, Inc. and IREIT Milford Marketplace, L.L.C.